UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/25/2011

SEITEL INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-14488

DE	76-0025431
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10811 S. Westview Circle, Building C, Suite 100, Houston, TX 77043
(Address of principal executive offices, including zip code)

713-881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

In connection with the purchase by Centerbridge Capital Partners II, L.P. and Centerbridge Capital Partners SBS II, L.P. (together with Centerbridge Capital Partners II, L.P., "Centerbridge") of a minority interest in Seitel, Inc.'s (the "Company") parent, Seitel Holdings, Inc. ("Holdings"), on May 23, 2011 (the "Minority Interest Purchase"), ValueAct Capital Management, L.P. ("ValueAct Capital Management"), Centerbridge Advisors II, L.L.C. ("Centerbridge Advisors"), the Company and Holdings have entered into an Amended and Restated Advisory Agreement (the "Advisory Agreement"), dated May 23, 2011, pursuant to which ValueAct Capital Management and Centerbridge Advisors may provide financial, advisory and consulting services to the Company. There are no minimum levels of service required to be provided pursuant to the Advisory Agreement. The services that may be provided include executive and management services, support and analysis of financing alternatives and assistance with various finance functions. In exchange for these services, Holdings, ValueAct Capital Management and Centerbridge Advisors will be reimbursed for all of their reasonable out-of-pocket expenses. None of Holdings, ValueAct Capital Management or Centerbridge Advisors are liable for any losses, liabilities or damages under the Advisory Agreement unless resulting from their gross negligence, willful misconduct or bad faith. The Advisory Agreement has an initial term of ten years and automatically renews for successive one-year terms, subject to termination by ValueAct Capital Management or Centerbridge Advisors upon written notice 90 days prior to the expiration of the initial term or any extension thereof, in which case the Advisory Agreement shall terminate with respect to such requesting party only. The Advisory Agreement shall automatically terminate in its entirety upon the consummation of an initial public offering of Holdings and as to either ValueAct Capital Management or Centerbridge Advisors if such party's Ownership Percentage in Holdings is less than 5%. The Advisory Agreement includes customary indemnification provisions in favor of ValueAct Capital Management and Centerbridge Advisors. Ownership Percentage is an investor's and its affiliates' ownership of common stock of Holdings as a percentage of all outstanding common stock as of the date of determination.

The description set forth above of certain of the terms of the Advisory Agreement does not purport to be complete and is qualified in its entirety by the full text of the Advisory Agreement, which is attached to this Current Report as Exhibit 10.1 and which is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Amended and Restated Securities Holders Agreement (the "Securities Holders Agreement") by and among Holdings, ValueAct Capital Master Fund, L.P. ("ValueAct Capital"), Centerbridge and the management investors identified therein, dated as of May 23, 2011, provides that while Centerbridge maintains the Ownership Percentage in Holdings specified, it is entitled to designate three directors to the Board of Directors (the "Board") of the Company, with the number of directors able to be designated by Centerbridge to be reduced if Centerbridge's interest falls below a specified threshold. Effective on May 23, 2011, the Board expanded the number of directors from eight to eleven, appointing two designees of Centerbridge: Kyle N. Cruz, Managing Director, and Daniel R. Osnoss, Principal. The third seat resulting from the expansion will remain vacant until Centerbridge chooses its designee and such designee is appointed by the Board. The Board will be composed of eleven directors until December 31, 2011 after which time the Board shall be composed of ten directors.

Securities Holders Agreement

In connection with the Minority Interest Purchase, Holdings, ValueAct Capital, Centerbridge and each of the management investors named therein entered into the Securities Holders Agreement, which contains certain agreements described below with respect to the capital stock and corporate governance of Holdings.
Governance Provisions
The Securities Holders Agreement provides that each stockholder agrees that it shall take, at any time and from time to time, all action necessary (including voting the common stock entitled to vote owned by it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the board of directors of Holdings (the "Holdings Board") is composed of eleven directors from the date it is entered into until December 31, 2011 after which time the Holdings Board shall be composed of ten directors. The Securities Holders Agreement provides that as of the date it is entered into the Holdings Board shall be composed of Robert D. Monson, Kevin P. Callaghan, Ryan M. Birtwell, Peter H. Kamin, Gregory P. Spivy, Allison A. Bennington, John E. Jackson, Jay H. Golding, Kyle N. Cruz and Dan Osnoss. The Securities Holders Agreement provides that (A) while ValueAct Capital's Ownership Percentage in Holdings is greater than or equal to (i) 50%, ValueAct is entitled to designate six (which number will be reduced to five after December 31, 2011) members of the Holdings Board (one of whom shall be the chairman of the Holdings Board and two of whom shall be individuals not employed by or affiliated with ValueAct Capital or its affiliates or Holdings); (ii) 40% but less than 50%, ValueAct is entitled to designate four members of the Holdings Board (two of whom shall be individuals not employed by or affiliated with ValueAct Capital or its affiliates or Holdings); (iii) 25% but less than 40%, ValueAct is entitled to designate three members of the Holdings Board (one of whom shall be an individual not employed by or affiliated with ValueAct Capital or its affiliates or Holdings); (iv) 10% but less than 25%, ValueAct shall be entitled to designate two members of the Holdings Board; and (v) 5% but less than 10%, ValueAct shall be entitled to designate one member of the Holdings Board; (B) while Centerbridge's Ownership Percentage in Holdings is greater than or equal to (i) 25%, Centerbridge is entitled to designate three members of the Holdings Board (one of whom shall be an individual not employed by or affiliated with Centerbridge or its affiliates or Holdings); (ii) 10% but less than 25%, Centerbridge is entitled to designate two members of the Holdings Board; (iii) 5% but less than 10%, Centerbridge is entitled to designate one member of Holdings Board; and (C) the management investors as a group are entitled to designate two directors, one of whom shall be the Chief Executive Officer of Holdings. The Securities Holders Agreement provides that each stockholder agrees that it will not vote any of its stock in favor of the removal of any member of the Holdings Board as designated above unless the stockholder entitled to designate such member of Holdings Board shall have consented to such removal in writing. The Securities Holders Agreement also provides that the board of directors of the Company shall consist of directors designated by the stockholders in proportion to their right to designate members of Holdings Board.
No stockholder shall consent in writing or vote or cause to be voted any shares of Holdings common stock currently or in the future owned or controlled by it in favor of any amendment, repeal, modification, alteration or rescission of, or the adoption of any provision in the certificate of incorporation or bylaws of Holdings inconsistent with certain provisions of the Securities Holders Agreement unless the Holdings Board (including at least one member of the Holdings Board designated by Centerbridge) consents in writing thereto.
Pursuant to the Amended and Restated Certificate of Incorporation of Holdings filed on May 23, 2011, so long as ValueAct Capital's Ownership Percentage in Holdings is greater than or equal to 50%: (i) the chairman of the Holdings Board is entitled to cast three votes on every matter presented to the Holdings Board for consideration; (ii) each of the directors who are employed by or affiliated with ValueAct Capital, its affiliates or Holdings, is entitled to cast two votes on every matter presented to the Holdings Board for consideration; and (iii) all other directors are entitled to cast one vote each on every matter presented to the Holdings Board for consideration.
Approved Sale
Following the first anniversary of the Minority Interest Purchase, so long as ValueAct Capital's Ownership Percentage in Holdings is greater than or equal to 50%, ValueAct Capital shall have the right, by delivery of a written notice to Holdings and Centerbridge, to elect to require that Holdings be sold to a person or group that is not an affiliate of ValueAct Capital, whether by merger, consolidation, sale of outstanding capital stock, sale of all or substantially all of its assets or otherwise, or consummate an initial public offering, in each case, if prior to the fourth anniversary of the closing of the Minority Investment, certain financial conditions have been satisfied, and each stockholder will be obligated to consent to, vote for and raise no objections against, and will waive dissenters and appraisal rights (if any) with respect to, such approved sale, and, as applicable, will sell, exchange, redeem, agree to cancel or otherwise dispose of its securities, options, warrants or other rights relating to Holdings on the terms and conditions approved by ValueAct Capital.
Requested Sale
Following the fifth anniversary of the Minority Interest Purchase, so long as Centerbridge and its affiliates own at least 50% of the common stock purchased in the Minority Interest Purchase, Centerbridge shall have the right, by delivery of a written notice to Holdings and ValueAct Capital, to elect to require that Holdings be sold to a person or group that is not an affiliate of Centerbridge, whether by merger, consolidation, sale of outstanding capital stock, sale of all or substantially all of its assets or otherwise, or consummate an initial public offering, and each stockholder will be obligated to consent to, vote for and raise no objections against, and will waive dissenters and appraisal rights (if any) with respect to, such approved sale, and, as applicable, will sell, exchange, redeem, agree to cancel or otherwise dispose of its securities, options, warrants or other rights relating to Holdings on the terms and conditions approved by Centerbridge.
Right of First Offer
        In the event that ValueAct Capital or Centerbridge desires (i) to sell any common stock of Holdings to a third party or (ii) to cause Holdings to effect an Approved Sale or a Requested Sale (other than a public offering), as applicable, ValueAct Capital or Centerbridge, as applicable, must provide the other party with the first opportunity to purchase such shares or acquire Holdings on the same terms and conditions offered to the third party.
Call and Put Options
If a management investor of Holdings is no longer an employee or director, as applicable, of Holdings or any of its subsidiaries for any reason, all of the securities held by that management investor (whether held directly by the management investor or by one or more of his or her affiliates or permitted transferees, other than Holdings, ValueAct Capital or a ValueAct Capital affiliate, Centerbridge or a Centerbridge affiliate), will be subject to repurchase by ValueAct Capital and Centerbridge, in the first instance, and Holdings, in the second instance, at their option, pursuant to certain terms and conditions set forth in the Securities Holders Agreement. If the repurchase option is not exercised with regard to all applicable securities consisting of common stock or other shares of capital stock of Holdings following a termination, then all, but not less than all, of such remaining securities consisting of common stock or other shares of capital stock of Holdings held by such management investor will be subject to repurchase by ValueAct Capital and Centerbridge, on a pro-rata basis (based upon their respective Ownership Percentages in Holdings at the time of repurchase), at the option of such holder (which option may only be exercised with respect to all such securities held by the holder), pursuant to certain terms and conditions set forth in the Securities Holders Agreement.
Tag-along rights
After the first anniversary of the Minority Interest Purchase, neither ValueAct Capital nor Centerbridge or their respective permitted transferees or assignees, shall sell or otherwise effect the transfer of any common stock or other securities of Holdings, in either one or a series of transactions, to a third-party other than a permitted transferee or to Holdings unless the other stockholders of Holdings at such time are offered an opportunity to participate ratably in such transaction on the same terms as are to be received by the selling stockholder.
Corporate Opportunity
To the fullest extent permitted by any applicable law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to ValueAct Capital or Centerbridge or their respective affiliates or representatives, including any directors of Holdings designated by such persons with respect to their relationship with Holdings and its subsidiaries. ValueAct Capital, Centerbridge and any of their respective representatives shall have the right to engage in business activities, whether or not in competition with Holdings, any of its subsidiaries or their respective business activities, without consulting any other stockholder, and ValueAct Capital and Centerbridge shall not have any obligation to any other stockholder with respect to any opportunity to acquire property or make investments at any time.
Transfer Restrictions
Generally, no stockholder other than ValueAct Capital and Centerbridge may transfer, other than in connection with a redemption of shares of common stock or securities of Holdings, unless such transfer is to a person approved in advance in writing by the Holdings Board, and such transfer complies with the notice and other covenants and representations requirements contained in the Securities Holders Agreement. Until the first anniversary of the Minority Interest Purchase, neither ValueAct Capital nor Centerbridge nor their respective affiliates shall transfer any common stock or securities of Holdings to any person other than a permitted transferee unless such transfer has been approved in advance by ValueAct Capital or Centerbridge, as applicable.

The description set forth above of certain of the terms of the Securities Holders Agreement does not purport to be complete and is qualified in its entirety by the full text of the Securities Holders Agreement, which is attached to this Current Report as Exhibit 10.2 and which is incorporated herein by reference.

Registration Rights Agreement
In connection with the Minority Interest Purchase, Holdings, ValueAct Capital, Centerbridge and each of the management investors named therein entered into an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), which became effective upon consummation of the Minority Interest Purchase. Pursuant to the Registration Rights Agreement, if at any time after an initial public offering of Holdings common stock, Holdings proposes or is required to register any offer or sale of the common stock of Holdings under the Securities Act (subject to certain exceptions), Holdings shall give at least 30 days prior written notice to all holders of registrable securities. Upon written request by holders within 20 days of such notice, Holdings shall use its best efforts to effect the registration under the Securities Act of the offer and sale of all registrable securities which Holdings has been so requested to register by such security holders, to the extent required to permit the public distribution of such registrable securities subject to such requests; provided, however, that (i) if, any time after giving written notice of its intention to register the offer and sale of shares of common stock and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to register the common stock of Holdings, Holdings shall give written notice of such determination to each holder of registrable securities and, thereupon, shall be relieved of its obligation to register any offer and sale of registrable securities in connection with such registration; (ii) if a registration undertaken shall involve an underwritten offering, any holder of registrable securities requesting to be included in such registration may elect, in writing at least 20 days prior to the effective date of the registration statement filed in connection with such registration, not to register the offer and sale of such holder's registrable securities in connection with such registration; and (iii) if, at any time after a period of 180 days or a shorter period as specified in the Registration Rights Agreement, the sale of the securities has not been completed, Holdings may withdraw from the registration on a pro rata basis (based on the number of registrable securities requested by each holder of registrable securities to be subject to such registration) of the offer and sale of the registrable securities of which Holdings has been requested to register and which have not been sold.
        Pursuant to the Registration Rights Agreement, after an initial public offering of Holdings common stock, each of ValueAct Capital and Centerbridge, so long as it together with its affiliates holds at least 15% of the oustanding common stock of Holdings, is entitled to make a written request to Holdings for registration with the Securities and Exchange Commission under and in accordance with the provisions of the Securities Act of 1933, as amended, of the offer and sale of all or a part of the registrable securities owned by it. Each of ValueAct and Centerbridge is entitled to three effective demand registrations, provided that Holdings shall not be required to effect a demand registration within 180 days of the effective date of any demand registration. Additionally, after completion of Holdings initial public offering, subject to the availability of a registration by Holdings on Form S-3 (or any successor form), each of ValueAct Capital and Centerbridge, so long as it together with its affiliates holds at least 15% of the oustanding common stock of Holdings, has the right at any time, and from time to time, to request, in connection with the delivery of a demand registration request, that Holdings prepare and file with the Securities and Exchange Commission a "shelf" registration statement on the appropriate form for an offering to be made, covering the registrable securities requested to be included therein, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (or any successor rule or similar provision then in effect) in the manner or manners designed by ValueAct Capital or Centerbridge, as applicable.

The description set forth above of certain of the terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is attached to this Current Report as Exhibit 10.3 and which is incorporated herein by reference.

Amended and Restated Advisory Agreement

        The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 5.02.

Item 8.01.    Other Events

On May 23, 2011, the Company issued a press release announcing the acquisition of a minority interest by Centerbridge in the Company's parent, Seitel Holdings, Inc., for an aggregate purchase price of $125 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits:

        Exhibit 10.1                Amended and Restated Advisory Agreement, dated May 23, 2011, by and among ValueAct Capital Management, Centerbridge Advisors, the Company and Holdings.

        Exhibit 10.2                Amended and Restated Securities Holders Agreement, dated May 23, 2011, by and among Holdings, ValueAct Capital, Centerbridge and each of the management investors named therein.

        Exhibit 10.3                Amended and Restated Registration Rights Agreement, dated May 23, 2011, by and among Holdings, ValueAct Capital, Centerbridge and each of the management investors named therein.

        Exhibit 99.1                Seitel, Inc. press release dated May 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL INC

Date: May 23, 2011	By:	/s/ Robert D. Monson
Robert D. Monson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Advisory Agreement
EX-10.2	Restated Securities Holders Agreement
EX-10.3	Registered Rights Agreement